Exhibit 99.1

NEON THERAPEUTICS Directing the Immune System SITC 33rd Annual Meeting November 9th 2018

Forward-Looking Statements and Intellectual Property Forward-Looking Statements This presentation may contain forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters; our current and prospective product candidates; current and planned clinical trials and preclinical activities; research and development costs; current and prospective collaborations; the estimated size of the market for our product candidates; the timing and success of our development and commercialization of our anticipated product candidates; and the availability of alternative therapies for our target market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Intellectual Property Neon Therapeutics, Inc. is the owner of the NEON THERAPEUTICS, RECON, and NEO-STIM trademarks, as well as certain other trademarks, including design versions or some of all of these trademarks. The symbols ™ and ® are not used in connection with the presentation of these trademarks in this presentation and their absence does not indicate a lack of trademark rights. Certain other trademarks used in this presentation are the property of third-party trademark owners and may be presented with or without trademark references.

Agenda Introduction: Hugh O’Dowd, Chief Executive Officer NEO-PTC-01 Overview: Dr. Richard Gaynor, President of Research & Development NEO-PV-01 Clinical Data Overview: Dr. Siwen Hu-Lieskovan Division of Hematology-Oncology, David Geffen School of Medicine, Universty of California, Los Angeles Q&A Session

NEON THERAPEUTICS Our Differentiated Approach Leveraging Leading Neoantigen Platform Neoantigens RECON Epitope Selection Engine NEO-STIM Neon’s core focus Proprietary, high-throughput T cell induction protocol Primes, activates and expands neoantigen-reactive T cells Deep learning neoantigen predictor trained on monoallelic mass spec data Patient data feedback loop further improves predictions Class II predictor coming online in 2019 Multiple therapeutic modalities to increase the reach and benefit of neoantigen-based therapies Expand memory and induce de novo T cell responses Therapies to match genomic profile of tumor Vaccine & T Cell Products

MULTIPLE MODALITIES TO TARGET NEOANTIGENS: Vaccines & T Cells NEO-PV-01 TCR-based T Cell Therapies NEO-PTC-01 NEO-SV-01 + others T CELLS VACCINES PERSONAL APPROACH PRECISION APPROACH NEON PLATFORM

NEON PLATFORM Neoantigen-based Products Adjuvant and earlier metastatic settings Later line metastatic settings BROAD APPLICATION OF NEOANTIGEN THERAPIES VACCINES Enhance efficacy in combination Checkpoint-unresponsive or checkpoint-naïve indications Broaden into solid tumors Checkpoint-unresponsive indications Adjuvant & metastatic T CELL THERAPIES Later line metastatic

Dr. Richard Gaynor President of Research & Development

Neoantigens Represent Ideal Tumor Targets INTIMATELY TUMOR-SPECIFIC Not found on normal tissue CAN BE HIGHLY IMMUNOGENIC Recognized as non-self    BROAD APPLICABILITY ACROSS CANCERS Ubiquitously found in cancer NEOANTIGENS ARE FUNDAMENTAL TO ANTI-TUMOR IMMUNE ACTIVITY (van Rooij et al 2013, Gubin et al 2014, Rizvi et al 2015) POTENTIAL DURABLE CLINICAL BENEFIT Multiple targets to avoid escape

NEO-PTC-01: Personal neoantigen T cell therapy

Current State of the Art in T Cell Therapies SUCCESSES CHALLENGES CAR-T Approved for B cell cancers Potent with high response rates Single target approach Toxicity Evidence of limited solid tumor activity Difficulty finding potent TCRs against tumor-associated antigens On-target, off-tumor toxicity Case studies showing clinical effect in solid tumors TIL Therapy Data limited to restricted group of patients Unknown clinical durability TCR-Based Cell Therapy

NEO-PTC-01 Designed as Optimal T Cell Therapy TUMOR SPECIFIC TARGETS Multiple neoantigen targets RECON enables personal target identification & selection Optimal T Cell Product Profile NEO-PTC-01 NEO-STIM leads to multiple pre-existing & de novo responses Reduced risk of immune escape Non-engineered T cells Starting material: peripheral blood mononuclear cells (PBMCs) BROAD IMMUNOGENICITY IN VIVO EXPANSION OF CYTOTOXIC T CELLS

NEO-PTC-01 Personal Neoantigen T Cell Therapy Sequencing Tumor Sample Bioinformatics T Cell Manufacturing Peptide Production NEO-PTC-01 Personal Neoantigen T Cell Therapy Leukapheresis Patient

New Data on NEO-STIM Process Presented at SITC 2018 Proof of feasibility in patient material Multiple CD8+ and CD4+ T cell populations induced in each patient sample Highly functional induced T cells, specific for mutant neoantigens In vitro demonstration of tumor cell killing Reproducible NEO-STIM results across multiple patient samples SITC Poster #P169

NEO-STIM Induces and Expands Multiple Neoantigen T Cell Populations

Data from a single melanoma patient sample

Expansion of Memory Response



Starting PBMCs
Post NEO-STIM
Memory Response
4.5% of CD8+
72.1% of CD8+
pMHC Multimer A
pMHC Multimer B

16-fold increase post NEO-STIM

Induction of *de novo* Response



Starting PBMCs
Post NEO-STIM
de novo Response 1
0% of CD8+
6.5% of CD8+
de novo Response 2
0% of CD8+
13.4% of CD8+

- NEO-STIM also induced three neoantigen CD4+ T cell populations in this patient sample

- Specificity of mutant over wild-type epitope observed

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NEO-STIM Induced T Cells are Highly Functional Control Neoantigen-activated CD8+ memory response CD8+ de novo response CD4+ de novo response NEO-STIM induced T cells demonstrate cytokine release (IFN and TNF) and degranulation (CD107a) upon activation 3 markers: IFN + TNF + CD107a 2 markers observed 1 marker observed No activation markers Data from a single melanoma patient sample 7.2% 16.9% 6.9% 65.5% 13.1% 34.5% 7.2% 16.9% 3 2 1 0

NEO-STIM Induced CD8+ T Cells can Kill Tumor Cells Expressing the Target Neoantigen Cytotoxic Marker CD107a on Induced Neoantigen T Cells Upregulation of Active Caspase-3 on Target Tumor Cells Control Neoantigen- transduced Wild-type transduced Target tumor cell line Control Target tumor cell line Neoantigen- transduced Wild-type transduced Data from a single melanoma patient sample, CD8+ memory response p<0.0001 p<0.0001 0 5 10 15 % C D 8 + C D 1 0 7 a + **** 0 10 20 30 40 % L i v e + C a s 3 +

NEO-PTC-01 Development Plan NEO-STIM Optimization Completed initial process development of NEO-STIM in collaboration with Netherlands Cancer Institute (NKI) Broad clinical opportunity across indications, initial focus on solid tumors Planning first-in-human trial with CTA filing 1H 2019 Clinical Development Successful scientific advice meeting with Dutch Health Authority in 2017 Finalizing GMP process development Clinical & GMP Readiness

NEO-PV-01: Personal neoantigen vaccine

NEO-PV-01: Personal Neoantigen Vaccine Sequencing Tumor Sample Bioinformatics Patient Peptide Manufacturing GMP Release NEO-PV-01 Personal Neoantigen Vaccine Custom-manufactured vaccine targeting a patient’s specific set of tumor neoantigens

Siwen Hu-Lieskovan, MD, PhD Division of Hematology-Oncology David Geffen School of Medicine University of California, Los Angeles Keynote Presentation: NEO-PV-01: An update from the NT-001 trial at SITC 2018

Presenter Disclosure Information The following relationships exist related to this presentation: Consulting: Amgen, Merck, Genmab, Vaccinex Research Support: BMS, Merck, Vaccinex Contracted Research (UCLA site PI): Neon Therapeutics, Pfizer, Plexxikon, Genentech, Nektar Therapeutics, Astellas, F Star, Xencor

Clinical Success of PD-1 Checkpoint Blockade Hodgkin’s Melanoma NSCLC Merkel CC MSI-H or dMMR Solid tumors HNSCC Bladder Ca Renal CC FDA Approved Indications Gastric Ca HCC CuSCC Greater than 90% of melanoma and NSCLC patients treated with nivolumab monotherapy respond within 24 weeks of initiation Long term survival benefit limited to a fraction of patients

Overall Survival for PD-1 Adapted from Larkin et al. J Clin Oncol 36:383-390 Overall Survival % NSCLC Months Overall Survival % Melanoma Months Adapted from Gettinger et al. J Clin Oncol 33:2004-2012 Unmet Need: Long term survival benefit limited to a fraction of patients Nivolumab monotherapy

Rational Combinations with Checkpoint Inhibition Goal of generating and expanding tumor-specific T cell immune responses Examples: Neoantigen vaccines Agonists CTLA4 PD-1

Does NEO-PV-01 induce peripheral immune responses? Do vaccine-induced T cells infiltrate the tumor? Are the vaccine-induced T cells functional? Do vaccine-induced T cells induce tumor cell killing? Is there a correlation between immune response and clinical outcome? What Would You Look For in an Ideal Neoantigen Vaccine? Evaluating neoantigen T cell responses to determine: 5 1 2 3 4

NT-001 Study Design: Initiated August 2016 NEO-PV-01 + Nivolumab in PD-1/PD-L1 naïve subjects 31 August 2018 Tissue collection to evaluate immune response

NEO-PV-01 Safety Profile Includes top 5 most frequently occurring AEs that are likely or possibly treatment related Treated with nivolumab monotherapy = 80 patients Treated with NEO-PV-01 + nivolumab = 54 patients 31 August 2018 No vaccine treatment discontinuation due to adverse events (AEs)

100% of patients exhibit ex vivo responses via IFN- ELISpot 87% of NEO-PV-01 peptides tested are mutant-specific Durable responses seen in 4 out of 6 patients assessed at Week 52 ESMO 2018 Presentation # 1127O (Ott, et al) Vaccine-Induced Immunity in All 3 Tumors Types Does NEO-PV-01 vaccine induce peripheral immune responses? 1

NEO-PV-01 Induced Neoantigen-specific T Cells Have Cytotoxic Phenotype

1 *Does NEO-PV-01 vaccine induce peripheral immune responses?*

CD8+ T cells include memory phenotype and exhibit polyfunctional cytokine production

Patient M1: Immune phenotyping of neoantigen reactive T cells



EPT0058
0.29%
n = 141
Tetramer
Tetramer
12%
3%
E
N
EM
CM
69%
16%
CD45RA
CD62L

Gated on CD8 T cells



0nM peptide
5nM peptide
Mean Fluorescence Intensity
800
600
400
200
10
0
IFNγ
IL2
CD137
CD69
TNFα

Intracellular Cytokine Staining

- Neoantigen specific CD8 T cells expressed effector memory and central memory markers
- Can be activated ex vivo to produce cytokines

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Vaccine-induced Neoantigen-specific TCRs Traced from Periphery to Tumor

2 *Do vaccine-induced T cells infiltrate the tumor?*

RICTOR mutant neoantigen from melanoma patient M1

- Melanoma patient with no prior therapy for metastatic disease with M1c disease
- Continues on study with stable disease for > 70 weeks

Workflow



Tumor Sample
Tumor biopsy
Bulk CD3β Sequencing
Comparison of TCRβ Repertoires
Peripheral Sample
Tetramer+ *ex vivo* sorted
Single cell RNA

TCR3 found in both periphery & tumor



RICTOR mutant (α/b)
TCR 1
TCR 2
TCR 3
1 of 3 RICTOR TCRs found in periphery also found in tumor
# of reads (normalized)
10^5
10^4
10^3
10^2
10^1
10^0
TCR 1 TCR 2 TCR 3
Pre-treatment
Nivo monotherapy
NEO-PV-01 + Nivo

Matching TCR against mutant RICTOR neoepitope found in analysis comparing samples from periphery and tumor

NEON THERAPEUTICS

ESMO 2018 Presentation # 1127O (Ott, et al)
SITC 2018 Neon Abstract #: Oral-07

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Neoantigen-TCR in the Tumor TCR3 expressed in Jurkat cells is functional, expressing IL-2 in presence of neoantigen epitope SITC 2018 Neon Abstract #: P-169 RICTOR mutant TCR from melanoma patient M1 Vaccine-induced TCR Found in the Tumor is Functional Are vaccine-induced T cells functional? 3 0.0 2.0 10.0 0 50 100 150 Peptide Concentration uM I L - 2 ( p g / m l ) Jurkat + A375WT M1 TCR3 (Jurkat)+ A375-B51:01 M1 TCR3 (Jurkat) + A375WT

Vaccine-induced T cells recognize and kill tumor leading to tumor cell lysis, releasing new neoantigens which are taken up by dendritic cells and prime new T cells which kill additional tumor cells in a catalytic cycle Mechanism: Epitope spread can demonstrate cascade of neoantigen recognition beyond those in vaccine Epitope Spread: Potential Evidence of Vaccine-Induced Tumor Activity Do vaccine-induced T cells induce tumor cell killing? 4

(Background subtracted) IFNg spot forming cells /1*106 PBMCs Pre-treatment Nivo monotherapy NEO-PV-01 + nivolumab Responses to Neoantigen Pools Responses to Neoantigens Patient M1: IFNg ELISpot to non-vaccinating neoantigens Of the 15 additional neoantigens tested, Patient M1 showed responses to 5 neoantigens Vaccination with NEO-PV-01 leads to Epitope Spreading in Patient M1 Do vaccine-induced T cells induce tumor cell killing? 4

Epitope Spread Observed in 8 out of 10 Patients Tested Do vaccine-induced T cells induce tumor cell killing? 4 Epitope spread suggests vaccine-induced tumor cell killing

NT-001: Clinical Data

Per Protocol Set (n = 16) Melanoma: Tumor Burden Changes During Therapy Pre- vaccination Post- vaccination Totals PR 50.0% (8/16) 37.5% (3/8) 68.8% (11/16) CR 0% 6.3% (1/16) 6.3% (1/16) Continued Nivolumab Treatment* 75.0% (12/16) Discontinuation rate prior to week 52 21.4% (3/14) * On study or continuing nivolumab treatment as of recent correspondence Disease stabilization post-progression % Change from Baseline 0 20 40 60 0 -50 -100 50 100 150 80 Weeks > Post-vaccination response On study 12 > Continued nivo Observed response 31 August 2018

67y male with stage M1c melanoma at enrollment No prior systemic therapy IFNg ELISpot Assay 11 of the 18 vaccinated peptides generated CD4 and CD8 responses after 5 day neoantigen exposure. NEO-PV-01 Induces Neoantigen-Specific CD8 T cells MLLT6 (IM04) Neoantigen PE Tetramer APC Tetramer 0.03 % Effector and Memory Phenotype E N EM CM 0% 0% 22% 78% CD62L CD45RA Cytolytic and Activation markers Tetramer and Phenotypic analysis Neoantigen specific CD8 T cells express effector memory and central memory markers and have cytolytic phenotype. Case Study: Metastatic Melanoma Patient M2 Is there a correlation between immune response and clinical outcome? 5 I M 2 5 I M 2 0 I M 2 3 I M 1 3 I M 2 7 I M 1 5 I M 2 2 I M 1 9 I M 0 5 I M 1 6 I M 2 1 I M 0 4 I M 2 5 I M 2 0 I M 2 3 I M 1 3 I M 2 7 I M 1 5 I M 2 2 I M 1 9 I M 0 5 I M 1 6 I M 2 1 I M 0 4 I M 2 5 I M 2 0 I M 2 3 I M 1 3 I M 2 7 I M 1 5 I M 2 2 I M 1 9 I M 0 5 I M 1 6 I M 2 1 I M 0 4 0 100 200 300 500 1000 1500 I F N g S p o t F o r m i n g C e l l s / 1 0 6 P B M C s Pre-treatment Nivolumab Nivolumab + NEO-PV-01

Pre-Treatment % week 0 Nivolumab monotherapy % week 10 NEO-PV-01 + Nivolumab % week 24 90 40 No tumor All three biopsies are from the same gastric lesion Change in tumor cell histology is correlated with loss of tumor and durable immune response Pre-treatment Nivolumab NEO-PV-01 + Nivolumab H&E Staining S100 IHC Tumor Cellularity by H&E Is there a correlation between immune response and clinical outcome? 5 Case Study: Metastatic Melanoma Patient M2

Immune responses and epitope spread are durable and detected at 52 weeks Patient showed complete response at week 66 31 August 2018 Is there a correlation between immune response and clinical outcome? 5 Case Study: Metastatic Melanoma Patient M2 0 6 10 14 16 20 24 52 0 10 20 30 80 100 120 I F N g S p o t F o r m i n g C e l l s / 1 x 1 0 6 P B M C s IM 23 IM 16

Per Protocol Set (n = 11) NSCLC: Tumor Burden Changes During Therapy Continued Nivolumab Treatment* 63.6% (7/11) * On study or continuing nivolumab treatment as of recent correspondence Pre- vaccination Post- vaccination Totals PR 27.2% (3/11) 25.0% (2/8) 45.5% (5/11) CR 0% 0% 0% (0/11) % Change from Baseline z 0 20 40 60 0 -50 -100 50 100 150 Weeks 12 > Post-vaccination response On study > Continued nivo Observed response 31 August 2018

0 25 50 -50 -75 -25 Weeks Partial Response Vaccination 0 20 40 60 63y male diagnosed with NSCLC Front-line treatment with chemotherapy Lesions detected in lung, adrenal gland, mediastinum and bone at enrollment 5 of the 11 immunizing peptides generated a CD4 response Immune responses were durable and detected at 52 weeks post start of treatment % Change from Baseline Patient had a partial response at week 24 Case Study: Metastatic NSCLC Patient L1 Is there a correlation between immune response and clinical outcome? 5

Case Study: Metastatic NSCLC Patient L1

5 *Is there a correlation between immune response and clinical outcome?*

NEO-PV-01 induces neoantigen-specific CD4 T cells

Jurkat cells expressing TCR1-3 respond to neoantigen



TCR1
TCR2
TCR3
Untransduced Jurkat Cells
APC only
IL-2 (pg/ml)
25
20
15
10
5
0
0
2
4
6
8
10
50
75
100
[pep] µM

- Neoantigen specific CD4 T cells have cytolytic properties, express CD107a
- Single cell TCR of sequencing of neoantigen specific CD4 T cells identified 3 dominant TCR clones
- CD4 TCRs are functional in a recombinant assay using autologous APCs

IHC analysis MHC Class II: Only pre- vaccine tumor is expresses MHC class II on surface



Pre-Treatment
0% positive
Nivolumab monotherapy
90% positive

No accessible tumor available for biopsy post-vaccine

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Per Protocol Set (n = 7) Bladder Cancer: Tumor Burden Changes During Therapy Complete regression in 2/2 target and 4/5 non-target lesions % Change from Baseline 0 20 40 60 0 -50 -100 50 100 Weeks 40 12 > On study > Continued nivo Continued Nivolumab Treatment* 85.7% (6/7) 31 August 2018 71.4% of bladder cancers had prior systemic therapy before enrollment * On study or continuing nivolumab treatment as of recent correspondence Pre- vaccination Post- vaccination Totals PR 28.6% (2/7) 0% (0/5) 28.6% (2/7) CR 0% 0% 0%

Tumor Responses Post-Vaccination Changes in tumor measurements at week 12 vs. best response post-vaccination Increase from Pre-Vaccination % Change from Pre-Vaccination Melanoma NSCLC Bladder Decrease from Pre-Vaccination Patients 100 75 50 25 -25 -50 -75 -100 0 31 August 2018 Continuing treatment Post-vaccine response - 1 - 0.75 - 0.5 - 0.25 0 0.25 0.5 0.75 1

Does NEO-PV-01 induce peripheral immune responses? Do vaccine-induced T cells infiltrate to the tumor? Are the vaccine-induced T cells functional? Do vaccine-induced T cells induce tumor cell killing? Is there a correlation between immune response and clinical outcome? NT-001: Immune Evaluation of NEO-PV-01 Mechanism of Action Evaluating neoantigen T cell responses to determine: 5 1 2 3 4 Will be performed on Week 52 data

Hugh O’Dowd Chief Executive Officer

Targeting Neoantigens Across Three Programs

NEON / ONE

Program	Research & Preclinical Development	Phase 1	Later Stage	Catalysts
NEO-PV-01 Personal neoantigen vaccine	NT-001: αPD-1 (Opdivo) Combo – Melanoma, NSCLC, Bladder Cancer			52-Week Data – 1H:19
	NT-002: αPD-1 (Keytruda) + Chemo Combo – NSCLC			52-Week Data – 2H:19
	NT-003: αPD-1 + aCD40 / αCTLA4 Combo – Melanoma			Trial Initiation – 2H:18
	NT-004: Trial in earlier disease setting			
NEO-PTC-01 Personal neoantigen T cell therapy	Phase 1 Trial in solid tumor setting			File CTA in Europe – 1H:19

NEON / SELECT

Program	Target Discovery	Target Validation	Preclinical Development	Phase 1	Later Stage	Catalysts
NEO-SV-01 Precision neoantigen vaccine	Phase 1 Trial in breast cancer					File First IND – 1H:19

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Q&A Session Thank You For Attending